GOLUB CAPITAL BDC, INC. INVESTOR PRESENTATION QUARTER ENDED MARCH 31, 2018

Disclaimer Some of the statements in this presentation constitute forward-looking statements, Such forward-looking statements may include statements preceded which relate to future events or our future performance or financial condition. The by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” forward-looking statements contained in this presentation involve risks and “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” uncertainties, including statements as to: our future operating results; our business “potential,” “plan” or similar words. prospects and the prospects of our portfolio companies; the effect of investments We have based the forward-looking statements included in this presentation on that we expect to make and the competition for those investments; our contractual information available to us on the date of this presentation. Actual results could arrangements and relationships with third parties; actual and potential conflicts of differ materially from those anticipated in our forward-looking statements and future interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other results could differ materially from historical performance. You are advised to affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our consult any additional disclosures that we may make directly to you or through future success on the general economy and its effect on the industries in which we reports that we have filed or in the future may file with the Securities and Exchange invest; the ability of our portfolio companies to achieve their objectives; the use of Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on borrowed money to finance a portion of our investments; the adequacy of our Form 10-Q, current reports on Form 8-K and registration statements on Form N-2. financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and This presentation contains statistics and other data that have been obtained from or other external factors; the ability of GC Advisors to locate suitable investments for compiled from information made available by third-party service providers. We have us and to monitor and administer our investments; the ability of GC Advisors or its not independently verified such statistics or data. affiliates to attract and retain highly talented professionals; our ability to qualify and In evaluating prior performance information in this presentation, you should maintain our qualification as a regulated investment company and as a business remember that past performance is not a guarantee, prediction or projection of development company; general price and volume fluctuations in the stock markets; future results, and there can be no assurance that we will achieve similar results in the impact on our business of the Dodd-Frank Wall Street Reform and Consumer the future. Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. 2

Summary of Quarterly Results Second Fiscal Quarter 2018 Highlights − Net increase in net assets resulting from operations (i.e. net income) for the quarter ended March 31, 2018 was $23.0 million, or $0.39 per share, as compared to $21.3 million, or $0.36 per share, for the quarter ended December 31, 2017. − Net investment income for the quarter ended March 31, 2018 was $18.5 million, or $0.31 per share, as compared to $18.5 million, or $0.31 per share, for the quarter ended December 31, 2017. Excluding a $0.8 million accrual for the capital gain incentive fee, net investment income for the quarter ended March 31, 2018 was $19.3 million, or $0.321 per share, as compared to $19.2 million, or $0.321 per share, excluding a $0.7 million accrual for the capital gain incentive fee for the prior quarter. − Net asset value per share rose from $16.04 to $16.11, a new record high. − Net realized and unrealized gain on investments of $4.5 million, or $0.08 per share, for the quarter ended March 31, 2018 was the result of $0.6 million of net realized loss and $5.1 million of net unrealized appreciation. This compares to a net realized and unrealized gain on investments of $2.8 million, or $0.05 per share, for the prior quarter. − New middle-market investment commitments totaled $135.3 million for the quarter ended March 31, 2018. Including investments of $3.1 million in Senior Loan Fund LLC (“SLF”), total new investment commitments were $138.4 million. Approximately 20% of the new investment commitments were senior secured loans, 77% were one stop loans, 2% were investments in SLF, and 1% were investments in equity securities. Overall, total investments in portfolio companies at fair value increased by approximately 2.1%, or $36.4 million, during the quarter ended March 31, 2018. 1. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee, including the portion of such accrual that is not contractually payable under the terms of the Company’s investment advisory agreement with GC Advisors (the “Investment Advisory Agreement”). In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. As of March 31, 2018, the cumulative capital gain incentive fee accrued by the Company in accordance with GAAP is $7.2 million, of which $0.0 million was payable as a capital gain incentive fee pursuant to the Investment Advisory Agreement as of March 31, 2018. Any payment due under the terms of the Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company did pay a $1.2 million capital gain incentive fee calculated in accordance with the Investment Advisory Agreement as of December 31, 2017. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. Refer to slide 4 for a reconciliation to the nearest GAAP measure, net investment income per share. 3

Financial Highlights Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Earnings per share $ 0.38 $ 0.35 $ 0.38 $ 0.36 $ 0.39 Net investment income per share 0.30 0.31 0.31 0.31 0.31 Accrual for capital gain incentive fee per share 0.02 0.01 0.01 0.01 0.01 Net investment income before accrual for capital gain incentive fee 0.32 0.32 0.32 0.32 0.32 per share 1 Net realized/unrealized gain (loss) per share 0.08 0.04 0.07 0.05 0.08 Net asset value per share 15.88 16.01 16.08 16.04 16.11 Distributions paid per share 0.32 0.32 0.32 0.402 0.32 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Investments in Portfolio Companies, at Fair Value (000s) $ 1,617,875 $ 1,692,929 $ 1,590,000 $ 1,631,781 $ 1,664,816 Investments in Senior Loan Fund LLC (“SLF”), at Fair Value (000s) $ 116,130 $ 108,879 $ 95,015 $ 91,591 $ 94,991 Total Fair Value of Investments (000s) $ 1,734,005 $ 1,801,808 $ 1,685,015 $ 1,723,372 $ 1,759,807 Number of Portfolio Company Investments 3 185 188 185 190 189 Average Investment Size (000s) 3 $ 8,745 $ 9,005 $ 8,595 $ 8,588 $ 8,809 Fair Value as a Percentage of Principal (Loans) 98.9% 99.0% 98.9% 99.1% 99.1% 1. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which may not be contractually payable under the terms of the Investment Advisory Agreement. In accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. As of March 31, 2018 the capital gain incentive fee accrual under GAAP is $7.2 million and the payable as calculated under the Investment Advisory Agreement for the period ended March 31, 2018 is $0.0 million. Any payment due under the terms of the Investment Advisory Agreement is based on the calculation at the end of each calendar year or upon termination of the Investment Advisory Agreement. The Company did pay a $1.2 million capital gain incentive fee calculated in accordance with the Investment Advisory Agreement as of December 31, 2017. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 2. Includes a special distribution of $0.08 per share. 3. Excludes SLF. 4

Portfolio Highlights – New Originations Originations and Net Funds Growth − New investment commitments totaled $138.4 million for the quarter ended March 31, 2018. − Total investments at fair value increased by 2.1%, or $36.4 million, as of March 31, 2018 from December 31, 2017. During the quarter ended March 31, 2018 , SLF purchased $6.2 million of investments and unfunded commitments at fair value from GBDC. Select Portfolio Funds Roll Data (in millions) Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 New Investment Commitments $ 106.0 $ 241.9 $ 128.9 $ 142.2 $ 138.4 Exits and Sales of Investments 1 73.2 169.4 251.7 101.9 105.9 Net Funds Growth 2 37.7 67.8 (116.8) 38.4 36.4 Asset Mix of New Investments Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Senior Secured 53% 11% 14% 27% 20% One Stop 38% 88% 85% 72% 77% Second Lien 0% 0% 0% 0% 0% Subordinated Debt 0% 0% 0% 0% 0% Investment in SLF 8% 0% 0% 0% 2% Equity 1% 1% 1% 1% 1% 1. Includes full and partial payoffs and sales to SLF. 2. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net fundings on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 5

Portfolio Highlights – Portfolio Diversity as of March 31, 2018 Investment Portfolio $1,665mm1 // 189 Investments1 – Average Size $8.8mm Historical Investment Portfolio ($mm) $2,000 $1,802 $1,760 $1,800 $1,735 $1,723 6% $1,685 7% 3% 5% 5% 6% 3% $1,600 4% 1% 3% 3% 1% 1% 1% 1% Inv. in SLF $1,400 Equity $1,200 Sub. Debt 2 $1,000 77% 79% 79% 80% 80% Second Lien $800 One Stop $600 Senior $400 Secured $200 11% 11% 11% 11% 11% $- Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 1. Excludes investment in SLF. 2. The subordinated debt investments held in all periods presented represent an amount less than 1.0% 6

Portfolio Highlights – Portfolio Diversity as of March 31, 2018 Diversity by Investment Size Industry Diversity of Investments SLF Top 10 5% Investments Diversified/Conglomerate Service 22% 20% Healthcare, Education and Childcare 20% Retail Stores 7% Beverage, Food and Tobacco 6% Top 25 Investments Diversified/Conglomerate Manufacturing 6% Remaining 38% 164 Investments Electronics 6% 57% Leisure, Amusement, Motion Pictures, Entertainment 5% Personal and Non Durable Consumer Products (Mfg. Only) 4% % Interest Rate on Loans1 Fixed - 0.4% Buildings and Real Estate 4% Personal, Food and Miscellaneous Services 3% SLF 5% Other 12% 99.6% Floating 1. The percentage of fixed rate loans and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 7

Portfolio Highlights – Spread Analysis 10.0% Portfolio Rotation – Q2 Q3 Q4 Q1 Q2 8.7% 8.8% Debt Investments 2017 2017 2017 2018 2018 9.0% 8.5% 8.5% 8.2% Weighted average interest rate 6.4% 7.3% 7.3% 7.5% 8.4% 8.0% of new investments 1 8.2% 7.9% 7.9% 7.7% 7.8% 7.0% Weighted average interest rate on investments 6.5% 7.9% 7.3% 7.6% 7.9% 6.0% that were sold or paid-off 2 5.0% 5.0% 5.0% 4.7% 4.7% 4.6% Weighted average spread over 3.9% 3.7% 3.8% 3.9% LIBOR of new floating rate 5.4% 6.0% 6.0% 6.0% 6.4% 4.0% 3.5% investments 3.0% 2.3% Weighted average interest rate N/A 7.5% 8.3% N/A 9.9% 2.0% 1.7% of new fixed rate investments 1.3% 1.1% 1.3% Weighted average fees 1.0% 1.2% 1.6% 1.3% 1.4% 1.5% on new investments 0.0% Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Investment income yield 3 Income yield 4 5 Weighted average cost of debt Weighted average net investment spread 6 3-Month London Interbank Offered Rate ("LIBOR") 1. Weighted average interest rate on new investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a LIBOR or Prime rate option, the contractual rate is calculated using current LIBOR at the time of funding, the spread over LIBOR and the impact of any LIBOR floor. For variable rate loans that only have a Prime rate option, the contractual rate is calculated using current Prime at the time of funding, the spread over Prime and the impact of any Prime floor. For fixed rate loans, the contract rate is the stated fixed rate. 2. Excludes exits on investments on non-accrual status. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in SLF prior to its redemption on December 30, 2016, including interest and fee income and amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 4. Income yield is calculated as (a) the actual amount earned on earning investments, including the subordinated note investment in SLF, including interest and fee income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 5. The weighted average cost of debt is calculated as (a) the actual amount of expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. 6. The weighted average net investment spread is calculated as (a) the investment income yield less (b) the weighted average cost of debt. 8

Portfolio Highlights – Credit Quality Credit Quality – Investment Portfolio − Fundamental credit quality as of March 31, 2018 remained strong with non-accrual investments as a percentage of total investments at cost and fair value of 0.3% and 0.1%, respectively. − During the quarter ended March 31, 2018, the number of non-accrual investments declined from two investments to one investment as we exited one investment at a value consistent with its mark as of December 31, 2017. − Nearly 90% of the investments in our portfolio continue to have an Internal Performance Rating1 of 4 or higher as of March 31, 2018. Non-Accrual – Debt Investments Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Non-accrual investments at amortized cost (000s) $ 5,278 $ 10,221 $ 10,221 $ 5,936 $ 4,503 Non-accrual investments / Total investments at amortized cost 0.3% 0.6% 0.6% 0.3% 0.3% Non-accrual investments at fair value (000s) $ 1,110 $ 3,407 $ 2,955 $ 1,825 $ 1,829 Non-accrual investments / Total investments at fair value 0.1% 0.2% 0.2% 0.1% 0.1% 1. Please see Internal Performance Ratings definitions on the following page. 9

Portfolio Highlights – Portfolio Ratings Portfolio Risk Ratings September 30, 2017 December 31, 2017 March 31, 2018 Investments at % of Investments at % of Investments at % of Internal Fair Value Total Fair Value Total Fair Value Total Performance Rating (000s) Portfolio (000s) Portfolio (000s) Portfolio 5 $ 91,525 5.5% $ 137,146 8.0% $ 219,056 12.4% 4 $ 1,378,316 81.8% $ 1,411,330 81.9% $ 1,362,836 77.4% 3 $ 212,629 12.6% $ 170,010 9.9% $ 174,033 9.9% 2 $ 249 0.0%* $ 3,720 0.2% $ 2,702 0.2% 1 $ 2,296 0.1% $ 1,166 0.0% $ 1,180 0.1% Total $ 1,685,015 100.0% $ 1,723,372 100.0% $ 1,759,807 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower may be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination * Represents an amount less than 0.1%. 10

Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 except per share data) (unaudited) (unaudited) (audited) (unaudited) (unaudited) Assets Investments, at fair value $ 1,734,005 $ 1,801,808 $ 1,685,015 $ 1,723,372 $ 1,759,807 Cash and cash equivalents 4,614 12,827 3,988 5,750 5,868 Restricted cash and cash equivalents 39,330 33,042 58,570 71,380 42,488 Other assets 6,278 7,362 6,603 6,825 7,870 Total Assets $ 1,784,227 $ 1,855,039 $ 1,754,176 $ 1,807,327 $ 1,816,033 Liabilities Debt $ 863,650 $ 883,400 $ 781,100 $ 828,300 $ 835,200 Unamortized debt issuance costs (4,921) (4,284) (4,273) (3,514) (3,920) Secured borrowings, at fair value 448 406 - - - Interest payable 3,637 6,274 3,800 6,132 2,662 Management and incentive fee payable 12,328 13,404 13,215 15,506 15,159 Other liabilities 2,204 7,620 2,388 2,601 2,576 Total Liabilities 877,346 906,820 796,230 849,025 851,677 Total Net Assets 906,881 948,219 957,946 958,302 964,356 Total Liabilities and Net Assets $ 1,784,227 $ 1,855,039 $ 1,754,176 $ 1,807,327 $ 1,816,033 Net Asset Value per Share $ 15.88 $ 16.01 $ 16.08 $ 16.04 $ 16.11 GAAP leverage 0.96x 0.94x 0.82x 0.87x 0.87x Regulatory leverage 1 0.64x 0.63x 0.54x 0.59x 0.58x Asset coverage 1 255.3% 258.4% 285.2% 269.8% 272.3% Number of common shares outstanding 57,103,423 59,235,174 59,577,293 59,741,248 59,867,531 1. On September 13, 2011, we received exemptive relief from the SEC to permit us to exclude the debt of our small business investment company (“SBIC”) subsidiaries from our 200% asset coverage test. As such, asset coverage and regulatory leverage exclude the Small Business Administration (“SBA”) debentures of our SBICs. 11

Quarterly Operating Results For the three months ended (Dollar amounts in 000s, March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 except share and per share data) (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $ 30,954 $ 33,249 $ 33,549 $ 33,354 $ 34,369 Dividend income 2,425 1,169 1,066 2,562 1,866 Fee income 178 990 335 534 662 Total Investment Income 33,557 35,408 34,950 36,450 36,897 Expenses Interest and other debt financing expenses 7,674 8,099 8,155 7,714 7,906 Base management fee 5,848 6,059 6,072 5,930 5,929 Incentive fee – net investment income 1,204 1,485 440 2,158 2,191 Incentive fee – capital gains 906 588 845 713 820 Other operating expenses 1,371 1,369 1,200 1,424 1,523 Total Expenses 17,003 17,600 16,712 17,939 18,369 Excise tax 7 - - - - Net Investment Income after excise tax 16,547 17,808 18,238 18,511 18,528 Net Gain (Loss) on Investments and Secured Borrowings Net realized gain (loss) on investments 686 (3,209) 11,018 481 (618) Net unrealized appreciation (depreciation) on investments and 3,507 5,512 (6,803) 2,323 5,122 secured borrowings Net gain (loss) on investments and secured borrowings 4,193 2,303 4,215 2,804 4,504 Net Increase in Net Assets Resulting from Operations $ 20,740 $ 20,111 $ 22,453 $ 21,315 $ 23,032 Per Share Earnings Per Share $ 0.38 $ 0.35 $ 0.38 $ 0.36 $ 0.39 Net Investment Income Per Share $ 0.30 $ 0.31 $ 0.31 $ 0.31 $ 0.31 Distributions Paid $ 0.32 $ 0.32 $ 0.32 $ 0.401 $ 0.32 Weighted average common shares outstanding 55,395,179 57,719,505 59,448,470 59,584,421 59,744,054 1. Includes a special distribution of $0.08 per share 12

Financial Performance Highlights Quarterly Distributions Annualized Return on Average Equity1 $0.50 12% $0.40 $0.40 $0.08 9.6% 9.7% $0.30 10% 9.3% 5 qtr. 8.8% 8.8% wtd. avg.: $0.20 9.2% $0.32 $0.32 $0.32 $0.32 $0.32 8% $0.10 $0.00 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 6% Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Regular Distribution Special Distribution Net Income GBDC Quarterly NAV per Common Share Since FY 2013 Q4 $16.37 $16.44 $16.50 $16.26 $16.33 $16.13 $16.25 $15.96 $15.99 $15.89 $15.85 $15.88 $16.00 $15.74 $15.80 $15.61 $16.11 $15.75 $15.55 $15.55 $16.01 $16.08 $16.04 $15.41 $15.44 $15.89 $15.96 $15.80 $15.85 $15.88 $15.88 $15.50 $15.21 $15.23 $15.74 $15.74 $15.61 $15.25 $15.55 $15.55 $15.41 $15.44 $15.00 $15.21 $15.23 $14.75 $14.50 $14.25 $14.00 Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Net Asset Value per Common Share Net Asset Value per Common Share If No Special Distributions Were Paid2 1. The net income annualized return on average equity is calculated as (a) the net increase in net assets resulting from operations for the period presented divided by (b) the daily average of total net assets and does not represent a return to any investor in the Company. 2. As a supplement to GAAP financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it highlights the changes in NAV per common share for each quarter excluding the impact of special distributions that were paid and shows the pro forma change to the Company’s NAV after payment of regular distributions. 13

Portfolio Highlights – Senior Loan Fund LLC − The annualized quarterly return was 5.0% for the quarter ended March 31, 2018. The quarterly return was negatively impacted by mark- to-market unrealized losses on two portfolio company investments and below target leverage. − Total investments at fair value for the quarter ended March 31, 2018 were $255.5 million, a decrease of 8.5%, or $23.8 million, from December 31, 2017. − Subject to leverage and borrowing base restrictions, as of March 31, 2018, SLF had approximately $43.5 million of remaining commitments and $3.9 million of availability on its revolving credit facility. (Dollar amounts in 000s) As of March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 Balance Sheet (unaudited) (unaudited) (audited) (unaudited) (unaudited) Total investments, at fair value $ 350,652 $ 322,261 $ 300,930 $ 279,251 $ 255,500 Cash and other assets 7,307 8,951 5,305 5,864 10,024 Total assets $ 357,959 $ 331,212 $ 306,235 $ 285,115 $ 265,524 Senior credit facility $ 224,750 $ 204,900 $ 197,700 $ 180,150 $ 156,550 Unamortized debt issuance costs (184) (110) (712) (345) (211) Other liabilities 673 1,989 658 635 623 Total liabilities 225,239 206,779 197,646 180,440 156,962 Subordinated debt and members’ equity 132,720 124,433 108,589 104,675 108,562 Total liabilities and members’ equity $ 357,959 $ 331,212 $ 306,235 $ 285,115 $ 265,524 Senior leverage 1.69x 1.65x 1.82x 1.72x 1.44x (Dollar amounts in 000s) For the three months ended March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 GBDC Return on Investments in SLF (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Total income (loss) $ 2,987 $ 990 $ 2,674 $ 2,741 $ 1,141 Annualized total return 1 10.8% 3.4% 10.2% 11.4% 5.0% 1. The Company’s annualized return on investments in SLF is calculated by dividing total income (loss) earned on the Company’s investments in SLF by the daily average of its investments in the net asset value of the SLF LLC equity interests. Annualized total return excludes the impact of management fees and incentive fees that may be charged by GC Advisors based on the Company’s investments in SLF and the income from such investments. 14

Liquidity and Investment Capacity Cash and Cash Equivalents − Unrestricted cash and cash equivalents totaled $5.9 million as of March 31, 2018. − Restricted cash and cash equivalents totaled $42.5 million as of March 31, 2018. Restricted cash is held in our securitization vehicles, SBIC subsidiaries and our revolving credit facility subsidiary and is reserved for quarterly interest payments and is also available for new investments that qualify for acquisition by these entities. Debt Facilities - Availability − Revolving Credit Facility –As of March 31, 2018, subject to leverage and borrowing base restrictions, we had approximately $63.3 million of remaining commitments and availability on our $170.0 million revolving credit facility. − SBIC Debentures – As of March 31, 2018, through our SBIC licensees, we had $37.5 million of unfunded debenture commitments, of which $9.5 million was available to be drawn, subject to customary SBA regulatory requirements. − GC Advisors Revolver– As of March 31, 2018, we had $20.0 million of remaining commitments and availability on our $20.0 million unsecured line of credit with GC Advisors. Debt Facilities – Amendments − 2014 Debt Securitization – On March 23, 2018, we amended our 2014 Debt Securitization to, among other things, reduce the interest rates on the notes as summarized below: Rating Par Amount Reduction in spread over Tranche (M/S) ($mm) Current Interest Rate Previous Interest Rate LIBOR Class A-1-R / A-1 Notes Aaa/AAA $191.0 3-Month LIBOR + 0.95% 3-Month LIBOR + 1.75% (0.80)% Class A-2-R / A-2 Notes Aaa/AAA $20.0 3-Month LIBOR + 0.95% 3-Month LIBOR + 1.95% (1.00)% Class B-R / A-2 Notes Aa1/AA $35.0 3-Month LIBOR + 1.40% 3-Month LIBOR + 2.50% (1.10)% 15

Debt Facilities 2010 Debt Securitization Par Amount Tranche Rating (M/S) ($mm) Interest Rate Stated Maturity Reinvestment Period Class A-Refi Notes Aaa/AAA $205.0 3-Month LIBOR + 1.90% July 20, 2023 July 20, 2018 Total Notes Issued 1 $205.0 2014 Debt Securitization Par Amount Tranche Rating (M/S) ($mm) Interest Rate Stated Maturity Reinvestment Period Class A-1-R Notes Aaa/AAA $191.0 3-Month LIBOR + 0.95% April 25, 2026 April 28, 2018 Class A-2-R Notes Aaa/AAA $20.0 3-Month LIBOR + 0.95% April 25, 2026 April 28, 2018 Class B-R Notes Aa1/AA $35.0 3-Month LIBOR + 1.40% April 25, 2026 April 28, 2018 Total Notes Issued 2 $246.0 Debt Facilities Amount Maximum Outstanding Commitment Issuer ($mm) ($mm) Interest Rate Stated Maturity Reinvestment Period Wells Fargo Revolving Credit Facility $106.7 $170.0 1-Month LIBOR + 2.15% September 28, 2022 September 27, 2018 GC SBIC IV, L.P. $115.0 $115.0 3.2% 3 10-year maturity after drawn N/A GC SBIC V, L.P. $150.0 $150.0 3.5% 3 10-year maturity after drawn N/A GC SBIC VI, L.P. $12.5 $50.0 3.1% 3 4 10-year maturity after drawn N/A GC Advisors Revolving Credit Facility $0.0 $20.0 Applicable Federal Rate June 22, 2019 N/A 1. The Class B-Refi and Subordinated Notes issued in the 2010 Debt Securitization, as amended in October 2016, totaling $10.0 million and $135.0 million, respectively, were retained by us. 2. The Class C-R Notes and LLC Equity Interests issued in the 2014 Debt Securitization, totaling $37.5 million and $119.1 million, respectively, were retained by us. 3. The SBA debentures have interest rates that are fixed at various pooling dates and the interest presented represents the weighted average rate on all outstanding debentures for each licensee as of March 31, 2018. 16

Common Stock and Distribution Information Common Stock Data Fiscal Year Ended September 30, 2017 High Low End of Period First Quarter $18.76 $17.55 $18.39 Second Quarter $19.88 $18.38 $19.88 Third Quarter $20.44 $19.10 $19.12 Fourth Quarter $19.71 $18.24 $18.82 Fiscal Year Ending September 30, 2018 High Low End of Period First Quarter $19.41 $18.20 $18.20 Second Quarter $18.44 $17.62 $17.89 Distribution Data Date Declared Record Date Payment Date Amount Per Share Frequency Total Amount (in 000s) August 3, 2016 September 5, 2016 September 29, 2016 $0.32 Quarterly $17,538 November 14, 2016 December 12, 2016 December 29, 2016 $0.32 Quarterly $17,619 November 14, 2016 December 12, 2016 December 29, 2016 $0.25 Special $13,765 February 7, 2017 March 7, 2017 March 30, 2017 $0.32 Quarterly $17,676 May 4, 2017 June 6, 2017 June 29, 2017 $0.32 Quarterly $18,3571 August 2, 2017 September 6, 2017 September 29, 2017 $0.32 Quarterly $19,0261 November 17, 2017 December 12, 2017 December 28, 2017 $0.32 Quarterly $19,0651 November 17, 2017 December 12, 2017 December 28, 2017 $0.08 Special $ 4,7661 February 6, 2018 March 8, 2018 March 30, 2018 $0.32 Quarterly $19,117 May 4, 2018 June 8, 2018 June 28, 2018 $0.32 Quarterly $19,158 1 1. Estimated based on 59,867,531 of shares outstanding as of March 31, 2018. 17